Exhibit 1

JOINT FILING AGREEMENT

The undersigned hereby agree that they are filing this statement jointly pursuant to Rule 13d-1(k)(1). Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

In accordance with Rule 13d-1(k)(1) promulgated under the Securities and Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13D with respect to the common stock beneficially owned by each of them, par value $0.01 per share, of Hertz Global Holdings, Inc., a Delaware corporation. This Joint Filing Agreement shall be included as an Exhibit to such Schedule 13D.

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Signature Page 1 of 8

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 8th day of June, 2009.

TCG Holdings, L.L.C.

By:	/s/ Daniel A. D’Aniello
Name:	Daniel A. D’Aniello
Title:	Managing Director

TC Group, L.L.C.

By: TCG Holdings, L.L.C., as its Managing Member

By:	/s/ Daniel A. D’Aniello
Name:	Daniel A. D’Aniello
Title:	Managing Director

TC Group IV Managing GP, L.L.C.

By: TC Group, L.L.C., as its Managing Member

By: TCG Holdings, L.L.C., as its Managing Member

By:	/s/ Daniel A. D’Aniello
Name:	Daniel A. D’Aniello
Title:	Managing Director

Signature Page 2 of 8

TC Group IV, L.P.

By: TC Group IV Managing GP, L.L.C., as its Managing Member

By: TC Group, L.L.C., as its Managing Member

By: TCG Holdings, L.L.C., as its Managing Member

By:	/s/ Daniel A. D’Aniello
Name:	Daniel A. D’Aniello
Title:	Managing Director

Carlyle Partners IV, L.P.

By: TC Group IV, L.P., as its General Partner

By: TC Group IV Managing GP, L.L.C., as its General Partner

By: TC Group, L.L.C., as its Managing Member

By: TCG Holdings, L.L.C., as its Managing Member

By:	/s/ Daniel A. D’Aniello
Name:	Daniel A. D’Aniello
Title:	Managing Director

Signature Page 3 of 8

CP IV Coinvestment, L.P.

By: TC Group IV, L.P., as its General Partner

By: TC Group IV Managing GP, L.L.C., as its General Partner

By: TC Group, L.L.C., as its Managing Member

By: TCG Holdings, L.L.C., as its Managing Member

By:	/s/ Daniel A. D’Aniello
Name:	Daniel A. D’Aniello
Title:	Managing Director

DBD Cayman Limited

By:	/s/ Daniel A. D’Aniello
Name:	Daniel A. D’Aniello
Title:	Managing Director

TCG Holdings Cayman II, L.P.

By: DBD Cayman Limited, as its General Partner

By:	/s/ Daniel A. D’Aniello
Name:	Daniel A. D’Aniello
Title:	Managing Director

Signature Page 4 of 8

TC Group Cayman Investment Holdings, L.P.

By: TCG Holdings Cayman II, L.P., as its General Partner

By: DBD Cayman Limited, as its General Partner

By:	/s/ Daniel A. D’Aniello
Name:	Daniel A. D’Aniello
Title:	Managing Director

CEP II Managing GP Holdings, Ltd.

By:	/s/ David B. Pearson
Name:	David B. Pearson
Title:	Director

Signature Page 5 of 8

CEP II Managing GP, L.P.

By: CEP II Managing GP Holdings, Ltd., as its General Partner

By:	/s/ David B. Pearson
Name:	David B. Pearson
Title:	Director

Signature Page 6 of 8

CEP II U.S. Investments, L.P.

By: CEP II Managing GP, L.P., as its General Partner

By: CEP II Managing GP Holdings, Ltd., as its General Partner

By:	/s/ David B. Pearson
Name:	David B. Pearson
Title:	Director

Signature Page 7 of 8

Carlyle Europe Partners II, L.P.

By: CEP II Managing GP, L.P., as its General Partner

By: CEP II Managing GP Holdings, Ltd., as its General Partner

By:	/s/ David B. Pearson
Name:	David B. Pearson
Title:	Director

Signature Page 8 of 8

CEP II Participations S.à r.l. SICAR

By:	/s/ David B. Pearson
Name:	David B. Pearson
Title:	Director